UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT SCHEDULE
14A INFORMATION

Proxy Statement
Pursuant to Section 14(a)
of the Securities
Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Exicure, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D82280-P72223 EXICURE, INC. 2430 N. HALSTED STREET CHICAGO, IL 60614 EXICURE, INC. 2022 Annual Meeting Vote by May 26, 2022 11:59 PM ET You invested in EXICURE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 27, 2022. Vote Virtually at the Meeting* May 27, 2022 1:00 PM CT Virtually at: www.virtualshareholdermeeting.com/XCUR2022 Get informed before you vote View the Notice & Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. The record date for the Annual Meeting is April 7, 2022. Only stockholders at the close of business on that date may vote at the meeting or any adjournment thereof. A list of stockholders as of the record date will be accessible electronically during the Annual Meeting at www.virtualshareholdermeeting.com/XCUR2022 when you enter your 16-digit control number.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D82281-P72223 01) Bali Muralidhar, M.D., Ph.D. 02) James Sulat 1. Election of Directors Nominees: 2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1-for-10 to 1-for-30, with such ratio to be determined in the discretion of the Board of Directors. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Due to public health concerns regarding the COVID-19 pandemic, the Annual Meeting will be held in virtual format only. For For For